Trade and other receivables (Tables)	12 Months Ended
Mar. 31, 2020
Trade and other receivables
Schedule of trade and other receivables

	March 31,
	2019	2020
Trade receivables (net of allowance)	4,830,072	2,256,524
Receivables from joint venture (refer to note 42)	—	7,993
Receivable from other related parties (refer to note 42)	4,280	3,808
Refund and other receivable (net of allowance)	64,334	100,070
Total	4,898,686	2,368,395
Contract Assets (refer to note 8)	22,584	—
	22,584	—
Total	4,921,270	2,368,395

Schedule of changes in allowance for expected credit loss

	March 31,
	2019	2020
Balance at the beginning of the year	194,302	486,254
Provisions accrued during the year	304,663	93,000
Amount written off during the year	(12,964)	(28,919)
Effect of movement in exchange rate	253	4,391
Balance at the end of the year	486,254	554,726